Exhibit 10.1

International Business Machines Corporation

Global Technical Services Council

3039 Cornwallis Road Bldg 002/Rm 210

Research Triangle Park NC 27709-2195

Attention: Shyra Laws-Daniels - Phone (919) 486-2316

Date:	September 19, 2011

To:	CDI Corporation

From:	Daniel Schaefer
US Sourcing Manager, Technical Services
Integrated Supply Chain

Subject:	Amendment to Extend the Expiration Date of Technical Services Agreement Statement of Work #4908021177-005

Dear Supplier,

This letter serves as Amendment No. 006 to the above subject Agreement which the parties thereto do mutually agree to amend as follows:

The parties agree to extend the Expiration Date of the SOW through the end of the year. The current language in Section 4.1 “Term” of the SOW will be replaced with the following:

The term of this SOW shall begin on the Effective Date and shall remain in effect until the later of December 30, 2011 (“Expiration Date”) or until Deliverables and Services are completed (“Term”).

Except as amended herein, all other terms and conditions of the subject Agreement shall remain in full force and effect.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning both copies (via overnight air) by September 23, 2011 to the attention of Shyra Laws-Daniels at the address above.

ACCEPTED AND AGREED TO: International Business Machines Corporation 3039 Cornwallis Road Research Triangle Park, NC 27709-2195		ACCEPTED AND AGREED TO: CDI Corporation 17177 Preston Road Suite 300 Dallas, TX 75245
By:		By:

/s/ Daniel J Schaefer	9/27/11	/s/ Dirk A Dent	9/20/2011

Buyer Signature	Date	Supplier Signature	Date

Daniel J. Schaefer		Dirk A Dent

Printed Name		Printed Name
US Sourcing Manager-Technical Services,
Integrated Supply Chain		EVP, CDI ITS

Title & Organization		Title & Organization

Very truly yours,

Daniel Schaefer

US Sourcing Manager, Technical Services